Execution Version
AMENDMENT NO. 1 (this “Amendment”), dated as of July 17, 2023, to the Credit Agreement, dated as of March 4, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the Amendment No. 1 Effective Date (as defined below), the “Existing Credit Agreement”), among RED ROBIN INTERNATIONAL, INC. (the “Borrower”), RED ROBIN GOURMET BURGERS, INC. (“Holdings”), the LENDERS and the ISSUING BANKS from time to time party thereto, FORTRESS CREDIT CORP., as Administrative Agent and Collateral Agent and JPMORGAN CHASE BANK, N.A., as Sole Lead Arranger and Sole Bookrunner.
WHEREAS, pursuant to Section 9.08 of the Existing Credit Agreement, the Required Lenders and the Borrower may amend the Existing Credit Agreement, including the amendments contemplated herein.
WHEREAS, the Borrower, the Administrative Agent and the Lenders party hereto (constituting the Required Lenders) desire to enter into this Amendment to effect the amendments to the Existing Credit Agreement set forth herein subject to the conditions set forth in Section 4 hereof.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement, as amended by this Amendment (the “Amended Credit Agreement”).
SECTION 2.Amendment. Each of the parties hereto agrees that, effective on the Amendment No. 1 Effective Date:
(a)the definition of “Net Proceeds” contained in Section 1.01 of the Existing Credit Agreement is amended by deleting the first instance of the parenthetical “(other than with respect to Asset Sales under Section 6.05(m))” and replacing in lieu thereof “(other than with respect to (x) Asset Sales under Section 6.05(m) and (y) Sale and Lease-Back Transactions under Section 6.03(c))” in the first instance.
(b)Section 2.08(c)(i) of the Existing Credit Agreement is amended and restated in its entirety with the following:
(i)    (x) all Net Proceeds pursuant to Section 2.09(b) (other than (i) Net Proceeds in respect of Asset Sales under Section 6.05(m) and (ii) Sale and Lease-Back Transactions under Section 6.03(c)) and Excess Cash Flow pursuant to Section 2.09(c) shall be allocated to the Class or Classes of Term Loans determined pursuant to Section 2.08(d), with the application thereof to prepay first, the next eight amortization installments of each such Class of Term Loan on a pro rata basis, in direct order of maturity and then, to prepay all remaining amortization installments thereof, if any, pro rata against all such scheduled amortization installments based upon the respective amounts thereof; provided that any Lender, at its option, may elect to decline any such prepayment of any Term Loan held by it if it shall give written notice to the Administrative Agent thereof by 5:00 p.m. Local Time at least three Business Days prior to the date of such prepayment (any such Lender, a “Declining Lender”) and on the date of any such prepayment, any amounts that would otherwise have been applied to prepay Term Loans owing to Declining Lenders (such amounts, the “Declined Proceeds”) shall instead be retained by the Borrower for application for any purpose not prohibited by this Agreement, (y) 50% of all Net Proceeds pursuant to Section 2.09(b) in respect of Asset Sales under Section 6.05(m) (but only if and to the extent of Revolving Facility Loans outstanding on the date of such mandatory prepayment pursuant to Section 2.09(b)) shall be applied to the prepayment of the outstanding Initial Revolving Loans without a permanent reduction of the Revolving Facility Commitments, and (z) and all Net
LEGAL02/43065102v3

Proceeds in respect of Sale and Lease-Back Transactions pursuant to Section 6.03(c) shall be allocated to the Class or Classes of Term Loans determined pursuant to Section 2.08(d), with the application thereof to prepay first, the next four amortization installments of each such Class of Term Loan on a pro rata basis, in direct order of maturity and then, to prepay all remaining amortization installments thereof, if any, pro rata against all such scheduled amortization installments based upon the respective amounts thereof; provided that a Declining Lender, at its option, may elect to decline any such prepayment of any Term Loan held by it, such Declined Proceeds shall instead be retained by the Borrower for application for any purpose not prohibited by this Agreement.
(c)Section 6.03 of the Existing Credit Agreement is amended and restated in its entirety with the following:
“Sale and Lease-Back Transactions. Enter into any arrangement, directly or indirectly, with any person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter, as part of such transaction, rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred, other than pursuant to an Operating Lease (a “Sale and Lease-Back Transaction”); provided that a Sale and Lease-Back Transaction shall be permitted (a) with respect to (i) Excluded Property (other than any Real Property), (ii) [reserved], (iii) property (other than Real Property) owned by any Subsidiary that is not a Loan Party regardless of when such property was acquired, (b) in connection with transactions with respect to any other property owned by Holdings, the Borrower or any Subsidiary Loan Party (or, with respect to Real Property, any other Subsidiary that is not a Loan Party) in aggregate amount for all such transactions not to exceed $50,000,000, provided, that (x) the Net Proceeds therefrom are used to prepay the Loans to the extent required by Section 2.09(b) and (y) with respect to any Sale and Lease-Back Transaction or series of related Sale and Lease-Back Transactions pursuant to this clause (b) with Net Proceeds in excess of $1,000,000 individually, the requirements of the last paragraph of Section 6.05 shall apply to such Sale and Lease-Back Transaction to the extent provided therein and (c) in connection with any other transactions with respect to any other property owned by Holdings, the Borrower or any Subsidiary Loan Party (or, with respect to Real Property, any other Subsidiary that is not a Loan Party), provided, that (x) the Net Proceeds therefrom are used to prepay the Loans in accordance with Section 2.09(b) (it being understood and agreed that such Net Proceeds may not be reinvested or otherwise used as described in the first proviso of the definition of “Net Proceeds” in lieu of prepaying the Loans as required by Section 2.09(b), (y) notwithstanding anything to the contrary contained in Section 2.09(d) or otherwise, in connection with any mandatory prepayment of the Loans required by Section 2.09(b) with such Net Proceeds, the Loan Parties shall only be required to pay a premium amount equal to 50.0% of the Prepayment Premium then in effect, if any, and (z) with respect to any Sale and Lease-Back Transaction or series of related Sale and Lease-Back Transactions pursuant to this clause (c) with Net Proceeds in excess of $1,000,000 individually, the requirements of the last paragraph of Section 6.05 shall apply to such Sale and Lease-Back Transaction to the extent provided therein.”
SECTION 3.Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each Loan Party represents and warrants (as to itself) to the other parties hereto on the Amendment No. 1 Effective Date that:
(a)each Loan Party (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and (ii) has all requisite power and authority to execute and deliver this Amendment;

(b)this Amendment has been duly authorized by all corporate, shareholder, partnership, limited liability company or similar action required to be obtained by such Loan Party;
(c)this Amendment does not and will not (i) (A) violate any provision of law, statute, rule or regulation applicable to such Loan Party, (B) the certificate or articles of incorporation, amalgamation or other constitutive documents (including any partnership, limited liability company, operating or shareholders’ agreements) or by-laws of such Loan Party, (C) any applicable order of any court or any rule, regulation or order of any Governmental Authority applicable to such Loan Party or (D) any provision of any indenture, certificate of designation for preferred shares, agreement or other instrument to which such Loan Party is a party or by which any of them or any of its property is or may be bound, (ii) result in a breach of or constitute (alone or with due notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) under any such indenture, certificate of designation for preferred shares, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (i) (other than clause (B) thereof) or this clause (ii), would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by such Loan Party, other than the Liens created by the Loan Documents and Permitted Liens.
(d)this Amendment does not and will not require any action, consent or approval or, registration or filing with or any other action by any Governmental Authority, except (i) such as have been made or obtained and are in full force and effect, (ii) such actions, consents and approvals the failure or which to be obtained or made would not reasonably be expected to have a Material Adverse Effect and (iii) any other filings, registrations or notifications required by the Security Documents;
(e)all representations and warranties of the Borrower and each other Loan Party contained in Section 3 of the Existing Credit Agreement or any other Loan Document are true and correct (i) in the case of the representations and warranties qualified or modified as to materiality in the text thereof, in all respects and (ii) otherwise, in all material respects, in each case, on and as of the Amendment No. 1 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date; and
(f)no Default or Event of Default exists or has occurred and is continuing on and as of the Amendment No. 1 Effective Date or, after giving effect hereto.
SECTION 4.Amendment No. 1 Effective Date. The effectiveness of this Amendment shall be subject to the satisfaction (or waiver) of the following conditions precedent (the date of which this Amendment becomes effective, the “Amendment No. 1 Effective Date”):
(a)the Administrative Agent (or its counsel) shall have received a counterpart signature page of this Amendment duly executed by the Borrower, each other Loan Party, the Administrative Agent, the Collateral Agent and the Required Lenders (in each case, including by way of facsimile or other electronic transmission);
(b)on the Amendment No. 1 Effective Date, the representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct (i) in the case of the representations and warranties qualified or modified as to materiality in the text thereof, in all respects and (ii) otherwise, in all material respects, in each case on and as of such date, except in the case of any such representation and warranty that expressly relates to an earlier date, in which case such representation and warranty shall be so true and correct on and as of such earlier date;
(c)no Default or Event of Default exists or has occurred and is continuing on and as of the Amendment No. 1 Effective Date or, after giving effect hereto; and
(d)to the extent invoiced at least one (1) Business Day prior to the Amendment No. 1 Effective Date, reimbursement or payment of all reasonable and documented out-of-pocket expenses (including reasonable fees, charges and disbursements of Alston & Bird LLP) required to be reimbursed or paid by the Loan Parties under the Loan Documents to the Agents or to any Lender on or prior to the Amendment No. 1 Effective Date.
SECTION 5.Effect of Amendment.
(a)    Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of the Existing Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances.
(b)    From and after the Amendment No. 1 Effective Date, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the “Credit Agreement” in any other Loan Document shall be deemed a reference to the Existing Credit Agreement as amended hereby.
(c)    From and after the Amendment No. 1 Effective Date, this Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement.
SECTION 6.Amendments; Severability. (a) Once effective, this Amendment may not be amended nor may any provision hereof be waived except pursuant to Section 9.08 of the Amended Credit Agreement.
(a)If any provision of this Amendment is held to be illegal, invalid or unenforceable in any jurisdiction, the legality, validity and enforceability of the remaining provisions of this Amendment in such jurisdiction shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION 7.Ratification and Reaffirmation. Each Loan Party hereto hereby (a) consents to the execution, delivery and performance of this Amendment and the performance of the Existing Credit Agreement (as amended hereby) and (b) ratifies and reaffirms: (x) its Obligations in respect of the Existing Credit Agreement and each of the other Loan Documents to which it is a party, as such Obligations have been amended by this Amendment, and all of the covenants, duties, indebtedness and liabilities under the Amended Credit Agreement and the other Loan Documents to which it is a party and (y) the Liens and security interests created in favor of the Collateral Agent and the Lenders pursuant to each Collateral Document, which Liens shall continue to secure the Obligations, in each case, on and subject to the terms and conditions set forth in the Amended Credit Agreement and the other Loan Documents.
SECTION 8.GOVERNING LAW; Waiver of Jury Trial; Jurisdiction. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW. The provisions of Sections 9.11 and 9.15 of the Existing Credit Agreement as amended by this Amendment are incorporated herein by reference, mutatis mutandis.
SECTION 9.Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.
SECTION 10.Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract, and shall become effective as provided in Section 4. Delivery of an executed counterpart to this Agreement by facsimile transmission (or other electronic transmission pursuant to procedures approved by the Administrative Agent) shall be as effective as delivery of a manually signed original. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

RED ROBIN INTERNATIONAL, INC., as the Borrower
By:	/s/ Todd Wilson
Name: Todd Wilson
Title: President and Treasurer
RED ROBIN GOURMET BURGERS, INC., as Holdings
By:	/s/ Todd Wilson
Name: Todd Wilson
Title: Chief Financial Officer

RED ROBIN DISTRIBUTING COMPANY LLC
RED ROBIN NORTH HOLDINGS, INC.
RED ROBIN WEST, INC.
WESTERN FRANCHISE DEVELOPMENT, INC.
NORTHWEST ROBINS, L.L.C.
each as a Loan Party

By:	/s/ Todd Wilson
Name: Todd Wilson

  Title: Manager of RED ROBIN DISTRIBUTING COMPANY LLC; President and Treasurer of RED ROBIN NORTH HOLDINGS, INC.; President,
Treasurer, Chief Executive Officer, and Chief Financial Officer of RED ROBIN WEST, INC.; President and Treasurer of WESTERN FRANCHISE DEVELOPMENT, INC.; President and Treasurer of Red Robin International, Inc., sole Manager of NORTHWEST ROBINS, L.L.C.

[Signature Page to Amendment No. 1]

FORTRESS CREDIT CORP., as Administrative Agent, Initial Term Lender and Initial Revolving Lender
By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer
[Signature Page to Amendment No. 1]

DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LP, as a Lender
By: Drawbridge Special Opportunities Fund GP, its general partner
By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

DBDB FUNDING LLC, as a Lender

By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

FORTRESS CREDIT OPPORTUNITIES IX CLO LIMITED
By: FCOD CLO Management LLC, its collateral manager
By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

FORTRESS CREDIT OPPORTUNITIES VI CLO LIMITED
By: FCOD CLO Management LLC, its collateral manager
By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

FORTRESS CREDIT OPPORTUNITIES XI CLO LIMITED
By: FCOD CLO Management LLC, its collateral manager
By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

FORTRESS CREDIT OPPORTUNITIES XIX CLO LIMITED
By: FCOD CLO Management LLC, its collateral manager
By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

[Signature Page to Amendment No. 1]

FORTRESS CREDIT OPPORTUNITIES XV CLO LIMITED
By: FCOD CLO Management LLC, its collateral manager
By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

FLF III GMS HOLDINGS FINANCE L.P., as a Lender
By: FLF III GMS Holdings Finance CM LLC, as servicer
By: Fortress Lending III Holdings L.P., its sole member
By: Fortress Lending Advisors III LLC, its investment manager
By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

FLF III HOLDINGS FINANCE L.P., as a Lender
By: Fortress Lending III Holdings L.P., its sole member
By: Fortress Lending Advisors III LLC, its investment manager
By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

FLF III SM HOLDINGS FINANCE L.P., as a Lender
By: FLF III SM Holdings Finance CM LLC, as servicer
By: Fortress Lending III Holdings L.P., its sole member
By: Fortress Lending Advisors III LLC, its investment manager
By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

[Signature Page to Amendment No. 1]

FLF III AB HOLDINGS FINANCE L.P., as a Lender
By: FLF III AB Holdings Finance CM LLC, as servicer
By: Fortress Lending III Holdings L.P., its sole member
By: Fortress Lending Advisors III LLC, its investment manager
By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

FORTRESS LENDING III HOLDINGS L.P., as a Lender
By: Fortress Lending Advisors III LLC, its investment manager
By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

[Signature Page to Amendment No. 1]

CSFC Financing I, LLC, as a Lender
By: CapitalSpring Finance Company, LLC, its sole member
By: CSFC Management Company, LLC, its manager
By:	/s/ Erik Herrmann
Name: Erik Herrmann
Title: Partner, Head of Investment Group

CSIP VI Debt Acquisitions, LP, as a Lender
By: CSFC Management Company, LLC, its manager
By:	/s/ Erik Herrmann
Name: Erik Herrmann
Title: Partner, Head of Investment Group

[Signature Page to Amendment No. 1]

TCW DIRECT LENDING VIII, LLC, as a Lender
By: TCW Asset Management Company, LLC, its investment manager
By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

TCW WV FINANCING LLC, as a Lender
By: TCW Asset Management Company, LLC, its Collateral Manager
By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

TCW SKYLINE LENDING LP, as a Lender
By: TCW Asset Management Company, LLC, its Investment Advisor
By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

TCW BRAZOS FUND LLC, as a Lender
By: TCW Asset Management Company, LLC, its Investment Advisor
By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

TCW DIRECT LENDING STRUCTURED SOLUTIONS 2019 LLC, as a Lender
By: TCW Asset Management Company, LLC, its Investment Advisor
By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

U.S. SPECIALTY INSURANCE COMPANY, as a Lender
By: TCW Asset Management Company, LLC, its Investment Advisor and Attorney-in-Fact
By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

[Signature Page to Amendment No. 1]

SAFETY NATIONAL CASUALTY CORPORATION, as a Lender
By: TCW Asset Management Company, LLC, its Investment Advisor and Attorney-in-Fact
By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

RELIANCE STANDARD LIFE INSURANCE COMPANY, as a Lender
By: TCW Asset Management Company, LLC, its Investment Advisor and Attorney-in-Fact
By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

PHILADELPHIA INDEMNITY INSURANCE COMPANY, as a Lender
By: TCW Asset Management Company, LLC, its Investment Advisor and Attorney-in-Fact
By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

BUILD PRIVATE CREDIT, L.P., as a Lender
By: TCW Asset Management Company, LLC, its Investment Advisor and Attorney-in-Fact
By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

[Signature Page to Amendment No. 1]

ALCOF II PQ, LLC, as a Lender

By:	/s/ Kenneth Hoffman
Name: Kenneth Hoffman
Title: Manager

ALCOF II NUBT, L.P.
By: Arbour Lane Fund II GP, LLC, its General Partner, as a Lender
By:	/s/ Kenneth Hoffman
Name: Kenneth Hoffman
Title: Manager

ALCOF III NUBT, L.P.
By: Arbour Lane Fund III GP, LLC, its General Partner, as a Lender
By:	/s/ Kenneth Hoffman
Name: Kenneth Hoffman
Title: Manager
[Signature Page to Amendment No. 1]